                                                                   EXHIBIT 10.18

DEED OF AMENDMENT (SYNDICATED FACILITY AGREEMENT)

Details

INTERPRETATION - definitions are at the end of the General Terms

PARTIES BORROWER, SECURITY TRUSTEE, AGENT, ADMINISTRATIVE LENDER, PARTICIPANT AND CONSENT PARTIES

BORROWER             Name             PENFORD AUSTRALIA LIMITED

                     ABN              48 003 780 229

                     Address          170 Epping Road, Lane Cove NSW 2066

                     Fax              (02) 9418 7830

                     Attention        Frank Ianns

SECURITY TRUSTEE     Name             ANZ CAPEL COURT LIMITED in its capacity as
                                      Security Trustee under the Security Trust
                                      Deed

                     ABN              30 004 768 807

                     Address          Level 2, 20 Martin Place, Sydney NSW 2000

                     Fax              (02) 9227 1031

                     Attention        Kirsten Ludlow

AGENT                Name             AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                      LIMITED

                     ABN              11 005 357 522

                     Address          Level 1, 20 Martin Place, Sydney NSW 2000

                     Fax              (02) 9227 1334

                     Attention        James Arnold

ADMINISTRATIVE       Name             AUSTRALIA AND NEW ZEALAND BANKING GROUP
LENDER                                LIMITED

                     ABN              11 005 357 522

                     Address          Level 1, 20 Martin Place, Sydney NSW 2000

(C)Mallesons Stephen Jaques                                                    1

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                     Fax              (02) 9227 1334

                     Attention        James Arnold

PARTICIPANT          Name             AUSTRALIA AND NEW ZEALAND BANKING GROUP
                                      LIMITED

                     ABN              11 005 357 522

                     Address          Level 1, 20 Martin Place, Sydney NSW 2000

                     Fax              (02) 9227 1334

                     Attention        James Arnold

CONSENT PARTY        Name             PENFORD HOLDINGS PTY LIMITED

                     ABN              81 094 279 339

                     Address          170 Epping Road, Lane Cove NSW 2066

                     Fax              (02) 9418 7830

                     Attention        Frank Ianns

                     Name PENFORD NEW ZEALAND LIMITED a company incorporated in New Zealand

                     Company          AK163345
                     Number

                     Address          319 Church Street, Onehunga, Auckland, New
                                      Zealand

                     Fax              (02) 9418 7830

                     Attention        Frank Ianns

RECITALS             A                The Borrower, the Agent and the
                                      Participant are parties to the Syndicated
                                      Facility Agreement.

                     B The Borrower, the Agent and the Participant wish to amend the Syndicated Facility Agreement on the terms of this deed.

GOVERNING LAW        New South Wales

DATE OF              See Signing page
AMENDING
DEED

(C)Mallesons Stephen Jaques                                                    2

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DEED OF AMENDMENT (SYNDICATED FACILITY AGREEMENT)

General terms

1        AMENDMENTS

1.1      AMENDMENTS

         As from the Effective Date, the Syndicated Facility Agreement is varied as set out in the marked up copy of the Syndicated Facility Agreement attached as Annexure A to this deed.

1.2      CONFIRMATION

         Each party confirms that, other than as provided for in clause 1.1 ("Amendments") of this deed, the Financing Documents remain in full force and effect.

1.3      FINANCING DOCUMENT

         The Borrower and the Agent agree that this is a Financing Document for the purposes of the Syndicated Facility Agreement.

2        INSTRUCTIONS TO THE AGENT

2.1      TRANSACTION DOCUMENT

         (SECURITY TRUST DEED (CLAUSE 1.1) The Beneficiaries notify the Agent that they each instruct the Security Trustee to agree to the designation of each of the Designated Documents as a "Transaction Document" for the purposes of the Security Trust Deed.

3        AGENT'S STATEMENT TO THE SECURITY TRUSTEE

3.1      STATEMENT

         (SECURITY TRUST DEED (CLAUSE 3.17(c))) The Agent states, for the benefit of the Security Trustee, that it has received the instructions of the Beneficiaries to agree to the designation of each of the Designated Documents as a "Transaction Document" for the purposes of the Security Trust Deed.

3.2      AGREEMENT

         (SECURITY TRUST DEED (CLAUSE 3.17(c))) For the purposes of paragraph
         (l) of the definition of "Transaction Document" in the Security Trust Deed, the Security Trustee (acting on the instructions of the Beneficiaries) and the

(C)Mallesons Stephen Jaques                                                    3

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         Borrower agree to the designation of each of the Designated Documents as a "Transaction Document" for the purposes of the Security Trust
         Deed.

4        CONSENTS

4.1      GUARANTOR CONSENT

         Each Consent Party consents to the amendments provided for in clause
         1.1 ("Amendments") of this deed and the other transactions contemplated by this deed.

4.2      ADMINISTRATIVE LENDER CONSENT

         (FIRST INTERCREDITOR AGREEMENT (SECTION 3)) The Administrative Lender, on behalf of and with the written consent of all "Lenders" (as defined in the First Intercreditor Agreement), consents to the amendments provided for in clause 1.1 ("Amendments") of this deed.

5        US CREDIT AGREEMENT

5.1      SECURITY TRUST DEED

         For the purposes of clause 1.2(e) of the Security Trust Deed, the Borrower and the Security Trustee agree that the Credit Agreement, when executed, will replace the US Credit Agreement as defined in the Security Trust Deed. Accordingly, all references to the US Credit Agreement in the Security Trust Deed shall be read as references to the Credit Agreement.

5.2      PENFORD HOLDINGS GUARANTEE

         For the purposes of clause 1.2(e) of the Penford Holdings Guarantee, Penford Holdings Pty Limited and the Security Trustee agree that the Credit Agreement, when executed, will replace the US Credit Agreement as defined in the Penford Holdings Guarantee. Accordingly, all references to the US Credit Agreement in the Penford Holdings Guarantee shall be read as references to the Credit Agreement.

5.3      PENFORD NEW ZEALAND GUARANTEE

         For the purposes of clause 1.2(e) of the Penford New Zealand Guarantee, Penford New Zealand Limited and the Security Trustee agree that the Credit Agreement, when executed, will replace the US Credit Agreement as defined in the Penford New Zealand Guarantee. Accordingly, all references to the US Credit Agreement in the Penford New Zealand Guarantee shall be read as references to the Credit Agreement.

(C)Mallesons Stephen Jaques                                                    4

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6        SECURITY TRUSTEE

6.1      SECURITY TRUSTEE'S CAPACITY

         The Security Trustee enters into this deed in its capacity as trustee of the Penford Security Trust.

6.2      SECURITY TRUSTEE ACTS AS NOMINEE

         Notwithstanding any other provision of this deed, each party to this deed (other than the Security Trustee) acknowledges that the Security Trustee holds the benefit of this deed for the benefit of the Beneficiaries and:

         (a) is bound to act on the instructions of the Beneficiaries pursuant to the terms of the Security Trust Deed; and

         (b) in the absence of such instructions from the Beneficiaries or where a force majeure event exists, the Security Trustee is not bound to act.

6.3      DUTIES LIMITED

         The Security Trustee's obligations, duties and responsibilities are limited to those expressly set out in the Security Trust Deed and this deed.

6.4      ACKNOWLEDGE INDEMNITY

         It is acknowledged that the Security Trustee is entitled to be indemnified for its actions under this deed:

         (a)      out of the assets of the Penford Security Trust; and

         (b)      by the Beneficiaries,

         except where the Security Trustee has been guilty of fraud, wilful misconduct or gross negligence.

6.5      LIMITS ON LIABILITY

         (a) Notwithstanding any other provision of this deed, but subject to clause 6.5(b), each party to this deed (other than the Security Trustee) acknowledges and agrees that:

                  (i) the Security Trustee's liability under this deed is limited to its ability to be indemnified in the manner set out in clause 6.4; and

                  (ii) it will not have any recourse to the Security Trustee beyond that for which the Security Trustee is entitled to be so indemnified as contemplated by clause 6.4.

         (b) The limitation of liability set out in clause 6.5(a) will not apply where the Security Trustee has been guilty of fraud, wilful misconduct or gross negligence.

(C)Mallesons Stephen Jaques                                                    5

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6.6      ASSIGNMENT BY SECURITY TRUSTEE

         (a) Each party to this deed (other than the Security Trustee) acknowledges and agrees that the Security Trustee may assign its rights and novate or otherwise transfer its obligations under this deed to any replacement security trustee that is appointed under the Security Trust Deed.

         (b) Each party to this deed (other than the Security Trustee) agrees that it will enter into a novation deed with any replacement security trustee that is appointed under the Security Trust Deed (in a form acceptable to the Security Trustee and the replacement security trustee).

7        GOVERNING LAW

         This deed is governed by the law in force in the place specified in the Details and each party submits to the non-exclusive jurisdiction of the courts of that place.

8        COUNTERPARTS

         This deed may consist of a number of copies each signed by one or more parties to the deed. If so, the signed copies are treated as making up the one document.

9        INTERPRETATION

9.1      DEFINITIONS

         Unless the contrary intention appears, words and expressions defined in the Syndicated Facility Agreement (as defined below) have the same meaning when used in this deed.

         These meanings apply unless the contrary intention appears:

         ADMINISTRATIVE AGENT has the same meaning as in the Credit Agreement.

         ADMINISTRATIVE LENDER has the same meaning as in the First Intercreditor Agreement.

         "BENEFICIARY" has the same meaning as in the Security Trust Deed.

         CREDIT AGREEMENT means the agreement so entitled dated on or about the date of this deed between Penford Corporation, certain commercial lending institutions, Harris Trust and Savings Bank and others.

         EFFECTIVE DATE means the date on which all of the conditions precedent set out in the schedule have been satisfied, as certified by the Agent to the Participant.

         DESIGNATED DOCUMENTS means:

(C)Mallesons Stephen Jaques                                                    6

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         (a)      this deed;

         (b)      the Credit Agreement;

         (c)      the Intercreditor Agreement;

         (d)      the First Deed of Guarantee and Indemnity; and

         (e)      the First Australian Memorandum of Deposit.

         FIRST AUSTRALIAN MEMORANDUM OF DEPOSIT means the deed so entitled dated on or about the date of this deed between Penford Corporation and the Security Trustee.

         FIRST DEED OF GUARANTEE AND INDEMNITY means the deed so entitled dated on or about the date of this deed by Penford Corporation and others.

         FIRST INTERCREDITOR AGREEMENT means the agreement entitled Intercreditor Agreement dated 15 November 2000 between The Bank of Nova Scotia, KeyBank National Association, U.S. Bank National Association and Australia and New Zealand Banking Group Limited.

         INTERCREDITOR AGREEMENT has the same meaning as in the Credit
         Agreement.

         PENFORD HOLDINGS GUARANTEE means the agreement entitled Penford Security Trust Guarantee and Indemnity dated 15 November 2000 between Penford Holdings Pty Limited and the Security Trustee.

         PENFORD NEW ZEALAND GUARANTEE means the agreement entitled Guarantee and Indemnity dated 15 November 2000 between Penford New Zealand Limited (formerly known as Starch New Zealand Limited) and ANZ Capel Court Limited.

         SYNDICATED FACILITY AGREEMENT means the agreement so entitled dated 15 November 2000 between the Borrower, the Agent and the Participant, as amended by deeds of variation dated 22 June 2001 and 22 August 2001.

9.2      REFERENCES TO CERTAIN GENERAL TERMS

         Unless the contrary intention appears, a reference to:

         (a) a group of persons is a reference to any two or more of them jointly and to each of them individually;

         (b) an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them individually;

         (c) an agreement, representation or warranty by two or more persons binds them jointly and each of them individually, but an agreement, representation or warranty by the Security Trustee, the Agent or the Participant binds the Security Trustee, Agent or Participant, as the case may be, individually only;

(C)Mallesons Stephen Jaques                                                    7

         (d) anything (including an amount) is a reference to the whole and each part of it;

         (e) a document (including this deed) includes any variation or replacement of it;

         (f) law means common law, principles of equity, and laws made by parliament (and laws made by parliament include State, Territory and Commonwealth laws and regulations and other instruments under them, and consolidations, amendments, re-enactments or replacements of any of them);

         (g) an accounting term is a reference to that term as it is used in accounting standards under the Corporations Act, or, if not inconsistent with those standards, in accounting principles and practices generally accepted in Australia;

         (h) Australian dollars, dollars, $ or A$ is a reference to the lawful currency of Australia;

         (i)      a time of day or date is a reference to Sydney time;

         (j) the word "person" includes an individual, a firm, a body corporate, an unincorporated association and an authority;

         (k) a particular person includes a reference to the person's executors, administrators, successors, substitutes (including persons taking by novation) and assigns;

         (l) the words "including", "for example" or "such as" when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

         (m) the Corporations Act is a reference to the Corporations Act 2001 (Cwlth).

9.3      NUMBER

         The singular includes the plural and vice versa.

9.4      HEADINGS

         Headings (including those in brackets at the beginning of paragraphs) are for convenience only and do not affect the interpretation of this deed.

EXECUTED as a deed

(C)Mallesons Stephen Jaques                                                    8

DEED OF AMENDMENT (SYNDICATED FACILITY AGREEMENT)

Schedule - Conditions precedent

The following items are the conditions precedent referred to in the definition of "Effective Date":

(a) satisfaction of all conditions precedent under sections 6.1 and 6.2 of the Credit Agreement, as certified by the Administrative Agent to the Agent;

(b) receipt by the Agent of all things (including documents, statements and declarations) necessary to pay any Tax due or which may become due in respect of the Financing Documents, including as a result of the amendments contemplated by this deed and the provision of further financial accommodation under the Syndicated Facility Agreement (as amended by this deed) up to the agreed limit, together with sufficient same day funds to enable the payment of all such Tax;

(c) the Agent satisfying itself that there has not been and that there will not be any event or circumstance which has or is likely to have a "Material Adverse Effect" as defined in the Credit Agreement;

(d) there being no Default or Event of Default (each as defined in the Credit Agreement) subsisting at the date of execution of this deed or the Credit Agreement;

(e) all corporate and other authorisations necessary for the execution of this deed having been obtained to the Agent's satisfaction; and

(f)      any other information or document which the Agent reasonably requests.

The conditions precedent set out above are for the benefit of the Agent and the Participant only and may only be waived by written notice to the Borrower from the Agent.

(C)Mallesons Stephen Jaques                                                    9

DEED OF AMENDMENT (SYNDICATED FACILITY AGREEMENT)

Signing page

DATED: 8 OCTOBER 2003

BORROWER

SIGNED, SEALED AND                     )
DELIVERED by Frank Iannuzzelli         )
                                       )
as attorney for PENFORD                )
AUSTRALIA LIMITED under                )
power of attorney dated 7 October      )
2003                                   )
                                       )
in the presence of:                    )   /s/ Frank Iannuzzelli
                                       )   -------------------------------------
/s/ Aspasia Pasialis                   )   By executing this deed the attorney
------------------------------------   )   states that the attorney has received
Signature of witness                   )   no notice of revocation of the power
Aspasia Pasialis                       )   of attorney
------------------------------------
Name of witness (block letters)

SECURITY TRUSTEE

SIGNED, SEALED AND                     )
DELIVERED by Kirsten Ludlow            )
                                       )
as attorney for ANZ CAPEL              )
COURT LIMITED under power of           )
attorney dated 15/11/00 Book 4293      )
No. 25                                 )
                                       )
in the presence of:                    )   /s/ Kirsten Ludlow
                                       )   -------------------------------------
/s/ Nicholas E. Wiley                  )   By executing this deed the attorney
------------------------------------   )   states that the attorney has received
Signature of witness                   )   no notice of revocation of the power
Nicholas E. Wiley                      )   of attorney
------------------------------------
Name of witness (block letters)

(C)Mallesons Stephen Jaques                                                   10

AGENT

SIGNED, SEALED AND                     )
DELIVERED by Steve Breslin             )
                                       )
as attorney for AUSTRALIA AND          )
NEW ZEALAND BANKING                    )
GROUP LIMITED under power of           )
attorney dated 18/11/02 Book 4376      )
No. 412                                )
                                       )
in the presence of:                    )   /s/ Steve Breslin
                                       )   -------------------------------------
/s/ Nicholas E. Wiley                  )   By executing this deed the attorney
------------------------------------   )   states that the attorney has received
Signature of witness                   )   no notice of revocation of the power
Nicholas E. Wiley                          of attorney
------------------------------------
Name of witness (block letters)

ADMINISTRATIVE LENDER

SIGNED, SEALED AND                     )
DELIVERED by Steve Breslin             )
                                       )
as attorney for AUSTRALIA AND          )
NEW ZEALAND BANKING                    )
GROUP LIMITED under power of           )
attorney dated 18/11/02 Book 4376      )
No. 412                                )
                                       )
in the presence of:                    )   /s/ Steve Breslin
                                       )   -------------------------------------
/s/ Nicholas E. Wiley                  )   By executing this deed the attorney
------------------------------------   )   states that the attorney has received
Signature of witness                   )   no notice of revocation of the power
Nicholas E. Wiley                          of attorney
------------------------------------
Name of witness (block letters)

(C)Mallesons Stephen Jaques                                                   11

PARTICIPANT

SIGNED, SEALED AND                     )
DELIVERED by Steve Breslin             )
                                       )
as attorney for AUSTRALIA AND          )
NEW ZEALAND BANKING                    )
GROUP LIMITED under power of           )
attorney dated 18/11/02 Book 4376      )
No. 412                                )
                                       )
in the presence of:                    )   /s/ Steve Breslin
                                       )   -------------------------------------
/s/ Nicholas E. Wiley                  )   By executing this deed the attorney
------------------------------------   )   states that the attorney has received
Signature of witness                   )   no notice of revocation of the power
Nicholas E. Wiley                          of attorney
------------------------------------
Name of witness (block letters)

CONSENT PARTIES

SIGNED, SEALED AND                     )
DELIVERED by Frank Iannuzzelli         )
                                       )
                                       )
as attorney for PENFORD                )
HOLDINGS PTY LIMITED under             )
power of attorney dated 7 October      )
2003                                   )
                                       )
in the presence of:                    )   /s/ Frank Iannuzzelli
                                       )   -------------------------------------
/s/ Aspasia Pasialis                   )   By executing this deed the attorney
------------------------------------   )   states that the attorney has received
Signature of witness                   )   no notice of revocation of the power
Aspasia Pasialis                           of attorney
------------------------------------
Name of witness (block letters)

(C)Mallesons Stephen Jaques                                                   12

SIGNED, SEALED AND                     )
DELIVERED by Frank Iannuzzelli         )
                                       )
                                       )
as attorney for PENFORD NEW            )
ZEALAND LIMITED under power            )
of attorney dated 7 October 2003       )
                                       )
in the presence of:                    )   /s/ Frank Iannuzzelli
                                       )   -------------------------------------
/s/ Aspasia Pasialis                   )
------------------------------------   )
Signature of witness                   )
Aspasia Pasialis                       )
------------------------------------
Name of witness (block letters)

         CERTIFICATE OF NON-REVOCATION OF POWER OF ATTORNEY

I, Frank Iannuzzelli                       of 170 Epping Road, Lane Cove,

                           Finance Director                    , certify that:

1      by a power of attorney dated 7 October            2003 (power of
       attorney), Penford New Zealand Limited (grantor), appointed me its attorney on the terms and subject to the conditions set out in the said power of attorney;

2 at the date of this certificate I have not received any notice or information of the revocation of that appointment by the commencement of the dissolution of the grantor or otherwise; and

3 I have executed the attached document in the name of the grantor in my capacity as its attorney under the powers conferred by the said power of attorney.

SIGNED at         Sydney                   this 8th  day of October     2003
/s/ Frank Iannuzzelli

_________________________
Signed
Frank Iannuzzelli

_________________________
Name

(C)Mallesons Stephen Jaques                                                   13

DEED OF AMENDMENT (SYNDICATED FACILITY AGREEMENT)

Annexure A - Amendments

(C)Mallesons Stephen Jaques                                                   14

MALLESONS STEPHEN JAQUES

                 Deed of Amendment
                 (Syndicated Facility
                 Agreement)

                 Dated 8 October 2003

                 Penford Australia Limited ("Borrower")
                 ANZ Capel Court Limited ("Security Trustee")
                 Australia and New Zealand Banking Group Limited ("Agent", "Administrative Lender" and "Participant")
                 Penford Holdings Pty Limited ("Consent Party")
                 Penford New Zealand Limited ("Consent Party")

                 MALLESONS STEPHEN JAQUES
                 Solicitors
                 Level 60
                 Governor Phillip Tower
                 1 Farrer Place
                 Sydney  NSW  2000
                 DX 113, Sydney
                 Tel:  +61 2 9296 2000
                 Fax: +61 2 9296 3999
                 Ref:  GNH/NW/BA

Deed of Amendment (SYNDICATED FACILITY AGREEMENT)

Contents

DETAILS                                                                          1

GENERAL TERMS                                                                    3

1        AMENDMENTS                                                              3

1.1      Amendments                                                              3
1.2      Confirmation                                                            3
1.3      Financing Document                                                      3

2        INSTRUCTIONS TO THE AGENT                                               3

2.1      Transaction Document                                                    3

3        AGENT'S STATEMENT TO THE SECURITY TRUSTEE                               3

3.1      Statement                                                               3
3.2      Agreement                                                               3

4        CONSENTS                                                                4

4.1      Guarantor consent                                                       4
4.2      Administrative Lender consent                                           4

5        US CREDIT AGREEMENT                                                     4

5.1      Security Trust Deed                                                     4
5.2      Penford Holdings Guarantee                                              4
5.3      Penford New Zealand Guarantee                                           4

6        SECURITY TRUSTEE                                                        5

6.1      Security Trustee's capacity                                             5
6.2      Security Trustee acts as nominee                                        5
6.3      Duties limited                                                          5
6.4      Acknowledge indemnity                                                   5
6.5      Limits on liability                                                     5
6.6      Assignment by Security Trustee                                          6

7        GOVERNING LAW                                                           6

8        COUNTERPARTS                                                            6

9        INTERPRETATION                                                          6

9.1      Definitions                                                             6
9.2      References to certain general terms                                     7
9.3      Number                                                                  8
9.4      Headings                                                                8

SCHEDULE - CONDITIONS PRECEDENT                                                  9

SIGNING PAGE                                                                    10

ANNEXURE A - AMENDMENTS                                                         14

(C)Mallesons Stephen Jaques                                                    i